UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  04/18/2007

D&E COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-20709

Pennsylvania	23-2837108
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

124 East Main Street
P.O. Box 458
Ephrata, PA 17522-0458
(Address of principal executive offices, including zip code)

717-733-4101
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 18, 2007, D&E Communications, Inc. (the "Company") issued a press release announcing the retirement of W. Garth Sprecher, Senior Vice President and Corporate Secretary, as a full-time employee of the Company effective November 1, 2007. Mr. Sprecher will continue serving as a member of the Company's Board of Directors. For further details, reference is made to the Press Release, dated April 18, 2007, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.    Description
    99.1       Press Release dated April 18, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D&E COMMUNICATIONS, INC.

Date: April 18, 2007	By:	/s/ W. Garth Sprecher
W. Garth Sprecher
Senior Vice President and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release dated April 18, 2007